Exhibit 10.9

Execution Form
FIRST AMENDMENT TO
UNCOMMITTED CREDIT AGREEMENT
This FIRST AMENDMENT TO UNCOMMITTED CREDIT AGREEMENT (this “First Amendment”) dated as of June __, 2016 is among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the undersigned Lenders and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent (the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Uncommitted Credit Agreement dated as of March 31, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Lenders and the Administrative Agent are willing to agree to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments.
The Credit Agreement is hereby amended, upon the occurrence of the Effective Date (as defined in Section 2 below), as follows:
(c)    Section 1.1 is amended as follows:
(i)    The definition of “Ownership Based Financing” is amended and restated as follows:
““Ownership Based Financing” means a transaction whereby an Ownership Based Financing Counterparty purchases Precious Metals from the Borrower, the proceeds the Borrower receives (directly or indirectly) for such transaction shall be cash and the Borrower has the option, but not the obligation (contingent or otherwise) to repurchase any amount of such Precious Metals at a later date including, without limitation (but subject to the foregoing), transactions under an Allocated Precious Metals Account Agreement between HSBC Bank Plc and the Borrower, in form and substance satisfactory to the Required Lenders.”

(ii)    The definition of “Ownership Based Financing Counterparty” is amended as follows:

7317617_5.docx

Exhibit 10.9

““Ownership Based Financing Counterparty” means a Lender or an Affiliate of a Lender, or other bank or financial institution (acceptable to the Administrative Agent), in each case which has entered into an Ownership Based Financing and any other obligor in connection therewith .”

(d)    Section 5.1(b) is amended and restated in its entirety as follows:
“(b) as soon as available and in any event within thirty (30) days after the end of each month, (x) the consolidated and consolidating balance sheet and related statements of operations of the Borrower and its Subsidiaries as of the end of and for such month and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous Fiscal Year and (y) a certification of a Responsible Officer that such consolidated and consolidating financial statements present fairly the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year‑end audit adjustments and the absence of footnotes; provided, however, that notwithstanding the foregoing, such information and statements for the month of June in each year shall be delivered by the Borrower not later than the date that is sixty (60) days after the end of such month; and”
(e)    Section 6.4(j) is amended and restated as follows:
“(j) the sale of Ownership Based Financing Property under Permitted Ownership Based Financings, so long as the cash proceeds of such sale shall be deposited by the applicable Ownership Based Financing Counterparty directly into a Controlled Account; and”
(f)    Schedules 1.1B and 1.1D are amended and restated in their entirety as set forth on Annex I hereto.
SECTION 2.    Effectiveness of Amendment.
This First Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received:
(c)    this First Amendment duly executed by each of the Borrower, the Required Lenders, and the Administrative Agent;
(d)    such corporate authorization documents and opinions of counsel as the Required Lenders shall require; and
(e)    payment from the Borrower, in immediately available funds, of the reasonable fees of counsel to the Administrative Agent for which an invoice shall have been provided.
SECTION 3.    Effect of Amendment; Ratification; Representations; etc.

Exhibit 10.9

(c)    On and after the Effective Date, this First Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this First Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.
(d)    Except as expressly set forth herein, this First Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects and remains in full force and effect.
(e)    In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this First Amendment:
(i)the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and
(ii)no Default or Event of Default has occurred and is continuing.
SECTION 4.    Counterparts.
This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
SECTION 5.    Severability.
Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.    GOVERNING LAW.
THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    WAIVERS OF JURY TRIAL.

Exhibit 10.9

EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FIRST AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Exhibit 10.9

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.
BORROWER
A-MARK PRECIOUS METALS, INC.

By:_______________________
Name:
Title:

Signature Page to First Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

Exhibit 10.9

ADMINISTRATIVE AGENT AND LENDERS

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and as a Lender

By: ____________________________
Name:
Title:

By: ____________________________
Name:
Title:

Signature Page to First Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

Exhibit 10.9

BROWN BROTHERS HARRIMAN & CO., as a Lender By: Name: Title:

Signature Page to First Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

Exhibit 10.9

BNP PARIBAS, as a Lender By: Name: Title: By: Name: Title:

Signature Page to First Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

Exhibit 10.9

NATIXIS, NEW YORK BRANCH, as a Lender By: Name: Title: By: Name: Title:

Signature Page to First Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

Exhibit 10.9

BANK HAPOALIM B.M., as a Lender By: Name: Title: By: Name: Title:

Signature Page to First Amendment to Uncommitted Credit Agreement (A-Mark Precious Metals, Inc.)

Exhibit 10.9

Annex I to First Amendment to Uncommitted Credit Agreement

Schedule 1.1B

Approved Depositories

Depository	Location	Limit
Brinks, Incorporated	1120 W. Venice Boulevard Los Angeles, California 90015	$45,000,000 minus the amount held in its capacity as a CFC Approved Depository
Asahi Refining USA, Inc.	4601 West 2100 South Salt Lake City, Utah 84120	$35,000,000
Brinks, Incorporated	2555 Century Lake Drive Irving, Texas 75062	$15,000,000
Brinks Global Services USA Inc.	184-45 147th Avenue Springfield Gardens, New York 11413	$35,000,000
Brinks, Incorporated	1070 W. Parkway Avenue Salt Lake City, Utah 84119	$65,000,000 minus the amount held in its capacity as a CFC Approved Depository
Sunshine Minting Inc.	750 West Canfield Avenue Coeur d’Alene, Idaho 83815	$20,000,000
Brinks, Incorporated	5115 W. Nassau Street Tampa, Florida 33607	$20,000,000
Loomis International (US), Inc.	130 Sheridan Boulevard Inwood, New York 11096	$5,000,000
Loomis International (US), Inc.	656 South Vail Avenue Montebello, California 90640	$35,000,000
IBI Secured Transport Inc.	3738 West 2340 South, Suite B West Valley City, Utah 84120	$5,000,000
A-M Global Logistics, LLC as lessee	6055 Surrey Street Las Vegas, Nevada 89119	$150,000,000
Numismatic Guaranty Corporation	5501 Communications Parkway Sarasota, Florida 34240	$10,000,000 minus the amount held in its capacity as a CFC Approved Depository
Professional Coin Grading Service Division of Collectors Universe, Inc.	1921 East Alton Ave Santa Ana, California 92705	$10,000,000 minus the amount held in its capacity as a CFC Approved Depository

Exhibit 10.9

Schedule 1.1D

CFC Approved Depositories

Depository	Location	Limit
Brink’s, Incorporated	1120 W. Venice Boulevard Los Angeles, California 90015	$45,000,000 minus the amount held in its capacity as an Approved Depository
Numismatic Guaranty Corporation	5501 Communications Parkway Sarasota, Florida 34240	$10,000,000 minus the amount held in its capacity as an Approved Depository
Professional Coin Grading Service Division of Collectors Universe, Inc.	1921 East Alton Ave Santa Ana, California 92705	$10,000,000 minus the amount held in its capacity as an Approved Depository
Collateral Finance Corporation - On-Site Facility	429 Santa Monica Boulevard Santa Monica, California 90401	$2,000,000
Brink’s, Incorporated	1070 W. Parkway Avenue Salt Lake City, Utah 84119	$65,000,000 minus the amount held in its capacity as an Approved Depository
Brinks Global Services USA Inc.	184-45 147th Avenue Springfield Gardens, New York 11413	$75,000,000
A-M Global Logistics, LLC as lessee	6055 Surrey Street Las Vegas, Nevada 89119	$65,000,000